PARADIGM FUNDS TRUST

(the “Trust”)

PARADIGM Advantage Series

PARADIGM Adviser Series

PARADIGM Institutional Series

Supplement dated June 23, 2006

to Prospectus dated January 3, 2006

The following information supplements the information contained under the sections “Investment Adviser” and “Fund Manager” of the Prospectus:

On May 2, 2006, LBB Holdings USA (“LBB Holdings”) entered into agreements providing for the merger of LBB Holdings with PARADIGM Founders LLC, which is controlled by Dr. James Park, the founder of the Company. Subsequently, LBB Holdings entered into an agreement to acquire the PARADIGM Companies LLC equity interests held by Paradigm Global Fund III, which is controlled by Stephane Farouze. The transactions are subject to completion of customary due diligence and satisfaction of other closing conditions expected to be completed during the third quarter of 2006. As a result of these transactions, LBB Holdings would, through its majority ownership of Paradigm Companies, LLC, become the majority holder of PARADIGM Global Advisors, LLC (“PGA”), the investment adviser to PARADIGM Funds Trust (the “Trust”) and PARADIGM Multi Strategy Fund I, LLC (the “Portfolio”), in which the Trust invests substantially all of its shares (the “master-feeder structure”). In anticipation of the acquisition, PARADIGM Founders and PARADIGM Global Fund III have agreed to the appointment of LBB Holdings USA with respect to certain operating matters of the Company and its subsidiaries, and have agreed to appoint R. Hunter Biden as the interim Chief Executive Officer of PARADIGM Companies, LLC and its subsidiaries during the due diligence period. This change in control of PGA constituted an assignment of, and automatically terminated, the advisory agreements previously in effect between (i) PGA and the Trust, and (ii) PGA and the Portfolio, under applicable federal law.

It is expected that in July 2006 the Board of Trustees of the Trust will meet to consider the approval on behalf of the Trust of an advisory agreement (the “New PGA Advisory Agreement”) between PGA and the Trust. Likewise, the Board of Directors of the Portfolio will meet to consider the approval of an advisory agreement between PGA and the Portfolio (the “New Portfolio Agreement”). PGA has continued to provide investment advisory services to the Trust and the Portfolio during the period following the change in control with no change in the Trust’s management and with all fees relating to investment advisory services escrowed until final disposition of these matters.

It is anticipated that shareholders of the Trust will be asked to approve the New PGA Advisory Agreement at a special meeting of the Shareholders. It is expected that proxy materials covering the proposal to approve the New Advisory Agreement will be mailed to Shareholders of record during the third quarter of 2006. Trust management believes that no change in the master-feeder structure, the operations, or other services of the Trust and Portfolio will occur at this time as a result of the change in control of PGA.